UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities and Exchange Commission (the “SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On February 1, 2007, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter and full year ended December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on February 1, 2007, the Company held a conference call discussing its results for the fiscal quarter and full year ended December 31, 2006. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

In addition to disclosing financial results calculated in accordance with the accounting principles generally accepted in the United States (“GAAP”), the historical and forward-looking financial results in the Company's earnings release and the content of the conference call contain non-GAAP financial measures that exclude the effects of (a) Convedia acquisition-related expenses including an in-process research and development (“IPR&D”) charge, amortization of acquired intangible assets, amortization of deferred compensation, integration expenses and purchase accounting adjustments, (b) stock-based compensation expense recognized as a result of the Company's adoption of FAS 123R, (c) restructuring charges (reversals), (d) insurance gain, and (e) a gain related to supplier settlement. The Company believes that the presentation of results excluding these items will provide meaningful supplemental information to investors that are indicative of the Company's core operating results. A reconciliation of non-GAAP information to GAAP information is included in the press release attached hereto as Exhibit 99.1. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures included herein should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures by other companies.

The press release and the content of the conference call contain forward-looking statements, including statements about the Company’s business strategy and the Company’s guidance for the first quarter of 2007, particularly with respect to anticipated revenues and loss/ earnings per share. Actual results could differ materially from the outlook, guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) the amount of stock-based compensation expense, (b) the Company's inability to successfully integrate operations, technologies, products or personnel from the acquisition of Convedia Corporation, (c) the Company's inability to realize the benefits sought from the acquisition of Convedia Corporation, higher than anticipated cost of the acquisition and less than expected financial performance resulting therefrom, which may adversely affect the price of the Company’s stock, and (d) the factors listed in the Company’s reports filed with the SEC, including those listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and in the the Company’s Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter of 2006, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://investor.radisys.com/. Although forward-looking statements help provide additional information about the Company, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. All information in this press release is as of February 1, 2007. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release, dated February 1, 2007

99.2	Text of conference call held February 1, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: February 7, 2007	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated February 1, 2007

99.2	Text of conference call held February 1, 2007